Exhibit 99.3

Jones Soda Co. Reiterates its Focus on Hemp-derived THC Market in Connection with its Recent Divestiture of Its Marijuana-derived THC Product Lines

SEATTLE, June 26, 2025 /PRNewswire/ — Jones Soda Co. (CSE: JSDA, OTCQB JSDA) (“Jones Soda” or the “Company”) a craft beverage company known for its premium sodas and unique consumer engagement, would like to clarify that in connection with the previously announced divestiture of the Company’s marijuana-derived THC business, that the Company has retained and continues to focus on its fast growing hemp-derived THC product (HD9) line, which includes Mary Jones sodas, shooters, and gummies, and which has seen four consecutive quarters of sales revenue growth through the first quarter of 2025.

“Although we made the strategic decision to sell our marijuana-derived THC business, we are excited about the opportunity to increase our focus on and continue to expand our distribution of our Mary Jones HD9 products, which have been some of our fastest growing product categories,” stated Scott Harvey, Jones Sodas’ President and Chief Executive Officer. “I believe the divestiture of our marijuana-derived THC business will enable us to sharpen our strategic priorities and accelerate investment in our core soda, functional beverage, and adult beverage categories, including our hemp-infused THC segment,” continued Mr. Harvey. “This is a segment were we already have significant retail distribution and strong distributor networks comprised of over 26 of the top DSD distributors in the country.”

About Jones Soda Co.

Jones Soda Co.® (OTCQB: JSDA), headquartered in Seattle, Washington, is a craft beverage company that markets and distributes premium sodas under the Jones® Soda and Jones® Zero Sugar brands, as well as adult beverages under the Spiked Jones™ brand. Known for its bold flavors, photo-labeled bottles, and loyal customer base, Jones is focused on expanding its footprint in North America through innovation, channel growth, and brand engagement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as well as applicable securities legislation in Canada. Forward-looking statements are typically identified by words such as: “believe”, “expect”, “anticipate”, “intend”, “estimate”, “postulate” and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions readers that any forward-looking statements provided by the Company are not a guarantee of future results or performance and that such forward-looking statements are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, as of the date of this news release, including, without limitation, that the divestiture of the Company’s marijuana-derived THC business will enable the Company to sharpen its strategic priorities and accelerate investment in its core soda, functional beverage, and adult beverage categories, including its hemp-infused THC segment. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements. For a discussion of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The forward-looking statements contained in this news release are made as of the date of this news release. The Company disclaims any intention or obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NEITHER THE CANADIAN SECURITIES EXCHANGE NOR ITS REGULATIONS SERVICES PROVIDER HAVE REVIEWED OR ACCEPT RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

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